Exhibit 99.5
FOURTH AMENDMENT TO CONTRIBUTION AND SALE AGREEMENT
     This Fourth Amendment to Contribution and Sale Agreement (this “Amendment”), dated February 8, 2006, is made and entered by and among Royal Tallahassee Partnership, Royal Tallahassee Partnership II Limited Partnership, Royal Tallahassee III Partnership, Royal Gainesville Limited Partnership, Royal Orlando Limited Partnership, Royal Lexington Limited Partnership, Royal Tucson Entrada Real Limited Partnership, Royal Texas-Tennessee Limited Partnership, Royal Texas-Tennessee II Limited Partnership, Raiders Pass Phase II Limited Partnership, Royal San Marcos Limited Partnership and Royal San Antonio Limited Partnership (collectively, the “Contributors”), on the one hand, and American Campus Communities, Inc. (the “Company”) and American Campus Communities Operating Partnership LP (the “Operating Partnership” and, together with the Company, the “Contributee”), on the other hand.
     WHEREAS, the Contributors and the Contributee have entered into a Contribution and Sale Agreement, dated as of December 2, 2005 (as amended, the “Contribution Agreement”); and
     WHEREAS, the Contributors and the Contributee desire to amend the Contribution Agreement as set forth herein.
     NOW, THEREFORE, the Contributors and the Contributee agree as follows:
     1. Capitalized Terms. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Contribution Agreement.
     2. Contribution Value. Section 3.1 of the Contribution Agreement shall be amended and restated in its entirety to read as follows:
     Section 3.1 Contribution Value. Subject to the provisions of Section 2.3, the total value assigned by the Contributee to the Property is $244,250,000 (the “Contribution Value”), which shall be paid by the Operating Partnership at the Closing as set forth below and allocated among the Real Property and the Personal Property as set forth in Schedule 3.1.
     3. Issuance of Units. At Closing, the Contributors will receive no fewer than the number of Units listed on Exhibit A. Prior to 5:00 p.m., Central Time, on February 15, 2006, the Contributors Representatives will notify the Contributors in writing of the type and number of Units (which shall not be less than the number of Units set forth on Exhibit A nor more than 3,250,000 Units) the Contributors elect to receive at Closing.
     4. Capital Repairs.
          (a) Portfolio. Attached hereto as Exhibit B is a list of repair items (the “Portfolio Repair Items”) that the Contributors and the Contributee have agreed shall be completed at the sole cost and expense of (i) in the case of each Property subject to Portfolio Repair Items being conveyed pursuant to Section 2.1 of the Contribution Agreement, the Property Contributor that owns such Property, and (ii) in the case of each Property subject to

Portfolio Repair Items being conveyed pursuant to Section 2.2 of the Contribution Agreement, the Contributing Party that is conveying the Equity Interests in the Parent Entity of the Contributor that owns such Property. At or prior to Closing, each Property Contributor and Contributing Party shall enter into an agreement with Royal Apartments pursuant to which Royal Apartments shall be appointed as agent of each Property Contributor and Contributing Party for the purpose of (1) engaging one or more contractors to perform the work necessary to complete the Portfolio Repair Items, (2) coordinating the contractors in the performance of said work and (3) ensuring that said work is completed in accordance with the terms and scope of the applicable contracts therefor, in each case in accordance with the provisions of Exhibit C; provided that none of the Property Contributors, the Contributing Parties nor Royal Apartments shall enter into any agreement with any contractor without the prior approval of the terms and scope thereof by the Contributee, which approval shall not unreasonably withheld or delayed. Royal Apartments, as agent, shall cause all of the Portfolio Repair Items to be completed or corrected in accordance with the provisions set forth on Exhibit C hereto with due diligence between May 15, 2006 and September 15, 2008. A sum equal to 125% of the estimated cost to complete the Portfolio Repair Items (the “Portfolio Holdback”) shall be withheld from the Cash Consideration and held in escrow by Escrowee as a holdback pending completion of all of the Portfolio Repair Items pursuant to an escrow agreement to be executed by Royal Apartments, as agent for each Property Contributor and Contributing Party, the Operating Partnership or its designee and Escrowee at Closing, which escrow agreement shall incorporate the terms set forth on Exhibit C hereto. Upon completion of one or more Portfolio Repair Items, Royal Apartments, as agent, shall have the right to request a disbursement from the Portfolio Holdback in an amount equal to 100% of the actual cost of the completed Portfolio Repair Items by delivery of written notice to the Contributee and the amount requested shall be disbursed to the party or parties designated in said written notice, subject to the Contributee’s written approval of the completion of such Portfolio Repair Items, which shall not be unreasonably withheld or delayed; provided, however, that Royal Apartments, as agent, shall not make a request for disbursement in respect of completed Portfolio Repair Items more frequently than once a month. Upon completion of all of the Portfolio Repair Items, Royal Apartments, as agent, shall have the right to request a disbursement from the Portfolio Holdback of the residual amounts thereof, and such amount requested shall be disbursed to the party or parties designated in said written notice, subject to the Contributee’s written approval of the completion of all of the Portfolio Repair Items, which shall not be unreasonably withheld or delayed.
          (b) Royal Village Gainesville. As soon as practicable after the date hereof, the Contributors Representatives and the Contributee shall agree upon the scope of work for the repair items (the “Gainesville Repair Items”) to be completed at the Royal Village Gainesville Property at the sole cost and expense of the Contributing Party (the “Gainesville Contributing Party”) that owns the Parent Entity of the Contributor that owns the Royal Village Gainesville Property. At or prior to Closing, the Gainesville Contributing Party shall enter into an agreement with Royal Apartments pursuant to which Royal Apartments shall be appointed as agent of the Gainesville Contributing Party for the purpose of (i) engaging one or more contractors to perform the work necessary to complete the Gainesville Repair Items, (ii) coordinating the contractors in the performance of said work and (iii) ensuring that said work is completed in accordance with the terms and scope of the applicable contracts therefor, in each case in accordance with the provisions of Exhibit C; provided that neither the Gainesville Contributing Party nor Royal Apartments shall enter into any agreement with any contractor without the prior approval of the terms and scope thereof by the Contributee, which approval shall not unreasonably withheld or delayed. Royal Apartments, as agent, shall cause all of the Gainesville Repair Items to be completed or corrected in accordance with the provisions set forth on Exhibit C hereto with due diligence no later than August 16, 2006. A sum equal to 125% of the estimated cost to complete the remaining Gainesville Repair Items shall be withheld from the Cash Consideration and held in escrow by Escrowee as a holdback (the “Gainesville Holdback”) pending completion of all of the Gainesville Repair Items pursuant to an escrow agreement to be executed by Royal Apartments, as agent for the Gainesville Contributing Party, the Operating Partnership or its designee and Escrowee at Closing, which escrow agreement shall incorporate the terms set forth on Exhibit C hereto. Upon completion of one or more Gainesville Repair Items, Royal Apartments, as agent, shall have the right to request a disbursement from the Gainesville Holdback in an amount equal to 100% of the actual cost of the completed Gainesville Repair Items by delivery of written notice to the Contributee and the amount requested shall be disbursed to the party or parties designated in said written notice, subject to the Contributee’s written approval of the completion of such Gainesville Repair Items, which shall not be unreasonably withheld or delayed; provided, however, that Royal Apartments, as agent, shall not make a request for disbursement in respect of completed Gainesville Repair Items more frequently than twice a month. Upon completion of all of the Gainesville Repair Items, Royal Apartments, as agent, shall have the right to request a disbursement from the Portfolio Holdback of the residual amounts thereof, and such amount requested shall be disbursed to the party or parties designated in said written notice, subject to the Contributee’s written approval of the completion of all of the Gainesville Repair Items, which shall not be unreasonably withheld or delayed.
          (c) Royal Lexington. As soon as practicable after the date hereof, the Contributors Representatives and the Contributee shall agree upon the scope of work for the repair items (the “Lexington Repair Items” and, together with the Portfolio Repair Items and the Gainesville Repair Items, the “Repair List Items”) to be completed at the Royal Lexington Property at the sole cost and expense of the Contributing Party (the “Lexington Contributing Party”) that owns the Parent Entity of the Contributor that owns the Royal Lexington Property. At or prior to Closing, the Lexington Contributing Party shall enter into an agreement with Royal Apartments pursuant to which Royal Apartments shall be appointed as agent of the Lexington Contributing Party for the purpose of (i) engaging one or more contractors to perform the work necessary to complete the Lexington Repair Items, (ii) coordinating the contractors in the performance of said work and (iii) ensuring that said work is completed in accordance with the terms and scope of the applicable contracts therefor, in each case in accordance with the provisions of Exhibit C; provided that neither the Lexington Contributing Party nor Royal Apartments shall enter into any agreement with any contractor without the prior approval of the terms and scope thereof by the Contributee, which approval shall not unreasonably withheld or delayed. Royal Apartments, as agent, shall cause all of the Lexington Repair Items to be completed or corrected in accordance with the provisions set forth on Exhibit C hereto with due diligence between a date to be mutually agreed upon by the Contributors Representatives and the Contributee and December 31, 2006. A sum equal to 125% of the estimated cost to complete the Lexington Repair Items shall be withheld from the Cash Consideration and held in escrow by Escrowee as a holdback (the “Lexington Holdback”) pending completion of all of the Lexington Repair Items pursuant to an escrow agreement to be executed by Royal Apartments, as agent for the Lexington Contributing Party, the Operating Partnership or its designee and

Escrowee at Closing, which escrow agreement shall incorporate the terms set forth on Exhibit C hereto. Upon completion of one or more Lexington Repair Items, Royal Apartments, as agent, shall have the right to request a disbursement from the Lexington Holdback in an amount equal to 100% of the actual cost of the completed Lexington Repair Items by delivery of written notice to the Contributee and the amount requested shall be disbursed to the party or parties designated in said written notice, subject to the Contributee’s written approval of the completion of such Lexington Repair Items, which shall not be unreasonably withheld or delayed; provided, however, that Royal Apartments, as agent, shall not make a request for disbursement in respect of completed Lexington Repair Items more frequently than once a month. Upon completion of all of the Lexington Repair Items, Royal Apartments, as agent, shall have the right to request a disbursement from the Portfolio Holdback of the residual amounts thereof, and such amount requested shall be disbursed to the party or parties designated in said written notice, subject to the Contributee’s written approval of the completion of all of the Lexington Repair Items, which shall not be unreasonably withheld or delayed.
          (d) Determination of the Holdback Amounts and Scope of Work. The amounts of the Portfolio Holdback, the Gainesville Holdback and the Lexington Holdback (collectively, the “Holdback”), the Gainesville Repair Items, the Lexington Repair Items and the scope of work relating to all of the Repair List Items shall be determined by the mutual agreement of the Contributors Representatives and the Contributee, which agreement shall not be unreasonably withheld or delayed, and if an agreement is not reached on or before two Business Days prior to Closing, the Contributee may terminate the Agreement and the Earnest Money shall be promptly returned to the Contributee. As applicable, the Holdback shall be increased at Closing to include all unreleased retainage and all sums due for work completed, but not yet paid for by such Contributor.
          (e) Survival. The provisions of this Section 4 shall survive the Closing.
     5. Retained Amount. The definition of Retained Amount in Article 1 of the Contribution Agreement is amended and restated to read in its entirety as follows:
“Retained Amount” shall mean an aggregate amount equal to (a)(i) $300,000 times the number of Property Contributors plus (ii) 3.5% of the Assigned Value of the Property owned by the Equity Contributors, which aggregate amount shall be allocated among the Contributors as set forth on Schedule D, plus (b) $1,250,000 allocated to the Equity Contributor of Royal Lexington (the “Additional Lexington Retained Amount”). Notwithstanding any provision of the Contribution Agreement, the Additional Lexington Retained Amount shall not be released until the later of (1) one year from the Closing Date or (2) the date that the second and third matters set forth on Schedule 7.1(m) shall have been resolved as determined by the Contributee in its reasonable discretion.
     6. Due Diligence. The parties acknowledge and agree that the Inspection Period has terminated and the Earnest Money is nonrefundable. Notwithstanding the foregoing, (a) the Contributors shall resolve all of the matters set forth in the letter attached hereto as Exhibit D (the “Additional Title Matters”) and (b) the Contributors shall provide to the Contributee all of the information listed on Exhibit E hereto (by email or overnight courier addressed to William

Talbot) and the Contributee shall be entitled to continue its due diligence with respect to such matters (the “Additional Due Diligence Matters”). The Contributee may object to any Additional Due Diligence Matters, or the Contributors’ resolution of any Additional Title Matters or Additional Due Diligence Matters, by written notice dated no later than seven days after the date of delivery or resolution of such matter. If the Contributors do not resolve any such objection with respect to an Additional Title Matter, as determined by the Contributee in its reasonable discretion, within seven days of the date of such notice, the Contributee may terminate the Contribution Agreement with respect to the affected Property, whereupon such Property shall become an Unapproved Property. If the Contributors do not resolve any such objection relating to an Additional Due Diligence Matter, as determined by the Contributee in its reasonable discretion, within seven days of the date of such notice, the Contributee may terminate the Contribution Agreement and the Earnest Money shall be promptly returned to the Contributee.
     7. Additional Conditions to Closing. The obligations of the Company and the Operating Partnership to accept title to the Property and the Equity Interests and the Company’s and the Operating Partnership’s obligations to perform the other covenants and obligations to be performed by the Company and the Operating Partnership on the Closing Date shall be subject to satisfaction, in addition to the other conditions set forth in the Contribution Agreement, of the conditions set forth below (all or any of which may be waived, in whole or in part, by the Company or the Operating Partnership). A failure to satisfy any condition set forth below shall be a Contributor Event of Default.
          (a) Northgate Lakes. The closing of the transaction contemplated by the purchase and sale agreement, dated as of January 31, 2006 (the “Orlando Purchase Agreement”), between the Operating Partnership and Eric S. Worner, as Trustee of the Eric S. Worner Living Trust under Trust Agreement dated February 26, 2004, shall occur concurrently with the Closing.
          (b) Royal Oaks. The Contributor related to Royal Oaks shall have caused the owner of parcel numbers 213545 G0040 and 213545 G0120 to enter into a purchase agreement with the Operating Partnership pursuant to which such owner shall sell such property to the Operating Partnership or its designee at Closing for a purchase price of $10 and otherwise substantially in the form of the Orlando Purchase Agreement, and the closing of the transaction contemplated by such purchase agreement shall occur concurrently with the Closing.
          (c) Royal Village Tallahassee. The Contributor related to Royal Village Tallahassee shall have caused the owner of parcel number 2134810002190 to enter into a purchase agreement with the Operating Partnership pursuant to which such owner shall sell such property to the Operating Partnership or its designee at Closing for a purchase price of $10 and otherwise substantially in the form of the Orlando Purchase Agreement, and the closing of the transaction contemplated by such purchase agreement shall occur concurrently with the Closing.
          (d) Royal Village Gainesville. The Contributor related to Royal Village Gainesville shall have caused Royal Gainesville 2 Limited Partnership, as owner of the property located at 823 SW 8th Street (the “Adjacent Property”), to enter into a letter agreement with the Operating Partnership or its designee pursuant to which the Operating Partnership or its designee shall have the right to utilize the area currently reserved for parking by tenants of Royal Village Gainesville on the Adjacent Property until the later of (i) August 10, 2007 or (ii) the earlier of (1) the sale of such property to a person not affiliated with such owner or (2) the commencement of significant construction of a residential development by such owner on such property.
          (e) Royal Lexington.
          (i) The Contributor related to Royal Lexington shall have caused the owner of parcels 7 and 8 to enter into a purchase agreement with the Operating Partnership pursuant to which such owner shall sell such property to the Operating Partnership or its designee at Closing for a purchase price of $10 and otherwise substantially in the form of the Orlando Purchase Agreement, and the closing of the transaction contemplated by such purchase agreement shall occur concurrently with the Closing. The legal description of the Royal Lexington Property shall be revised to remove such parcels 7 and 8. At or prior to Closing, (1) the Lexington Contributing Party shall enter into an agreement with Royal Apartments pursuant to which Royal Apartments shall be appointed as agent of the Lexington Contributing Property and (2) Royal Apartments, as agent, and the Operating Partnership or its designee shall enter into a development agreement pursuant to which Royal Apartments will agree (i) to complete the parking lot on such parcels pursuant to plans and specifications approved by the Contributee, (ii) not to materially modify such plans and specifications without the Contributee’s prior written consent and (iii) upon completion, to assign to the Operating Partnership or its designee all of Royal Apartments’ and its affiliates’ right, title and interest in and to such plans and specifications, all construction contracts and subcontracts relating to such development and related guaranties. A sum equal to 125% of the estimated cost to complete the parking lot shall be withheld from the Cash Consideration and held in escrow by Escrowee as a holdback (the “Parking Lot Holdback”) pending completion of all of the parking lot pursuant to an escrow agreement to be executed by Royal Apartments, as agent for the Lexington Contributing Party, the Operating Partnership or its designee and Escrowee at Closing, which escrow agreement shall incorporate the applicable terms set forth on Exhibit C hereto. Upon completion of the parking lot Royal Apartments, as agent, shall have the right to request a disbursement of all of the Parking Lot Holdback by delivery of written notice to the Contributee and the amount of the Parking Lot Holdback hall be disbursed to the party or parties designated in said written notice, subject to the Contributee’s written approval of the completion of the Parking Lot, which shall not be unreasonably withheld or delayed.
          (ii) The parcel subject to condemnation as set forth in Schedule 7.1(m) shall not be owned by such Contributor at Closing and the legal description of the Royal Lexington Property shall be revised prior to Closing to reflect the transfer of such parcel.
          (f) Raiders Pass. The Contributor related to Raiders Pass shall cause the agreement with Certified Leasing & Sales Specialists, Inc. relating to the provision of leasing services to be terminated and all amounts due thereunder to be paid in full prior to Closing and shall provide the Contributee with evidence of such payment and termination at Closing. Such Contributor agrees that it will indemnify, defend and hold harmless the Contributee and its affiliates from and against any claim, loss, demand, damage, liability, obligation, suit, cause of action, judgment, settlement, penalty, fine or cost or expense (including reasonable attorneys’ fees) to the extent directly or indirectly arising out of or related to such agreement.
     8. Retained Amount. Section 3.7 of the Contribution Agreement shall be amended and restated in its entirety to read as follows:
     Section 3.7 Retained Amount. At the Closing, the Contributee shall retain an amount in Units or cash (with the type of consideration determined by the Contributors) equal to the Retained Amount for payment to the Contributors Representatives after the expiration of the Survival Period, subject to decrease as provided in Article 19, valued, in the case of Units comprising the Retained Amount, at the Common Unit Value and/or the Preferred Unit Value, as the case may be; provided, however, that if the Contributee has delivered a Claim Notice with respect to any Property, the Contributor thereof or the Equity Interests related thereto prior to the expiration of the Survival Period as provided in Section 19.5 but the Claim has not yet been resolved as of the expiration of the Survival Period, then the Retained Amount applicable to each such Contributor less amounts previously utilized to resolve any Claim relating to such Property, the Contributor thereof or the Equity Interests related thereto shall continue to be retained until such Claim has been finally resolved as provided in Article 19. Prior to payment of the Retained Amount to the Contributors as directed by the Contributors Representatives, the distributions paid on the Units comprising the Retained Amount shall be paid to the Contributors Representatives until such time (if any) as they are used for offset pursuant to Section 19.6.
     9. Ratification. Except as otherwise expressly provided in this Amendment, the Contribution Agreement is hereby ratified and confirmed and shall continue in full force and effect in accordance with its terms.
     10. Counterparts. This Amendment may be executed in identical counterparts, which when taken together shall constitute one and the same instrument. A counterpart transmitted by facsimile shall be deemed an original for all purposes.
[signature pages follow]

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

AMERICAN CAMPUS COMMUNITIES, INC.

By:

William C. Bayless, Jr.
President and Chief Executive Officer

AMERICAN CAMPUS COMMUNITIES OPERATING PARTNERSHIP LP

By:	American Campus Communities Holdings LLC, its
general partner

By:

William C. Bayless, Jr.
President

ROYAL TALLAHASSEE PARTNERSHIP

By:

Michael J. Henneman
General Partner

By:	Keeling Family Irrevocable Trust u/t/a dated
12/31/92
General Partner

Michael J. Henneman, attorney in fact

By:	Rodrick L. Schmidt
General Partner

Michael J. Henneman, attorney in fact

By:	David F. Keeling
General Partner

Michael J. Henneman, attorney in fact

By:	Arthur J. Thoma
General Partner

Michael J. Henneman, attorney in fact

ROYAL TALLAHASSEE PARTNERSHIP II LIMITED
PARTNERSHIP

By:	Michael J. Henneman
General Partner

By:	Rodrick L. Schmidt
General Partner

Michael J. Henneman, attorney in fact

By:	Eric S. Worner
General Partner

Michael J. Henneman, attorney in fact

By:	David F. Keeling
General Partner

Michael J. Henneman, attorney in fact

ROYAL TALLAHASSEE III PARTNERSHIP

By:	Michael J. Henneman General Partner

By:	Keeling Family Irrevocable Trust u/t/a dated
12/31/92
General Partner

Michael J. Henneman, attorney in fact

By:	Rodrick L. Schmidt
General Partner

Michael J. Henneman, attorney in fact

By:	David F. Keeling
General Partner

Michael J. Henneman, attorney in fact

By:	Eric S. Worner
General Partner

Michael J. Henneman, attorney in fact

ROYAL LEXINGTON LIMITED PARTNERSHIP

By:	Royal Lexington General Partnership, an Illinois
general partnership, its general partner

	By:	David F. Keeling
General Partner

Michael J. Henneman, attorney in fact

	By:	Michael J. Henneman
General Partner

	By:	Rodrick L. Schmidt
General Partner

Michael J. Henneman, attorney in fact

	By:	Eric S. Worner
General Partner

Michael J. Henneman, attorney in fact

ROYAL GAINESVILLE LIMITED PARTNERSHIP

By:	Gainesville Partners, an Illinois general partnership,
its general partner

	By:	Michael J. Henneman
General Partner

	By:	Rodrick L. Schmidt
General Partner

Michael J. Henneman, attorney in fact

	By:	Eric S. Worner
General Partner

Michael J. Henneman, attorney in fact

	By:	David F. Keeling
General Partner

Michael J. Henneman, attorney in fact

ROYAL ORLANDO LIMITED PARTNERSHIP

By:	Royal Orlando Northgate L.L.C., an Illinois limited
liability company

By:
Michael J. Henneman
Manager

By:
Rodrick L. Schmidt
Manager

By:
Eric S. Worner
Manager

ROYAL TUCSON ENTRADA REAL LIMITED
PARTNERSHIP (f/k/a Royal Tucson Limited Partnership)

By:	Royal Tucson, L.L.C., an Illinois limited liability
company, its general partner

By:
Michael J. Henneman
Manager

By:
Rodrick L. Schmidt
Manager

ROYAL TEXAS – TENNESSEE LIMITED PARTNERSHIP

By:	Royal Texas — Tennessee LLC, an Illinois limited
liability company, its general partner

	By:	RSMH Texas-Tennessee LLC, an Illinois
limited liability company, its manager

By:
Michael J. Henneman
Manager and Member

By:
Rodrick L. Schmidt
Manager and Member

RAIDERS PASS PHASE II LIMITED PARTNERSHIP

By:	Raiders Pass Phase II LLC, an Illinois limited
liability company, its general partner

	By:	RSMH Raiders Pass Phase II LLC, an Illinois
limited liability company, its manager

By:
Michael J. Henneman
Manager

By:
Rodrick L. Schmidt
Manager

ROYAL TEXAS – TENNESSEE II LP

By:	Royal Texas-Tennessee II LLC, an Illinois limited
liability company, its general partner

	By:	RSMH Texas-Tennessee II LLC, an Illinois limited
liability company, its manager

By:
Michael J. Henneman
Manager and Member

By:
Rodrick L. Schmidt
Manager and Member

ROYAL SAN MARCOS L.P.

By:	Royal San Marcos LLC, an Illinois limited liability
company

	By:	RSMH San Marcos LLC, an Illinois limited
liability company, its manager

By:
Michael J. Henneman
Manager and Member

By:
Rodrick L. Schmidt
Manager and Member

ROYAL SAN ANTONIO L.P.

By:	Royal San Antonio LLC, an Illinois limited liability
company, its general partner

	By:	RSMH San Antonio LLC, an Illinois limited
liability company, its manager

	By:	Schmidt Family Trust, its manager

By:
Rodrick L. Schmidt
Trustee

	By:	Henneman Family Trust, its manager

By:
Michael J. Henneman
Trustee

As to Section 4 only:

ROYAL APARTMNTS USA,INC.

By:
Name:
Title: